                           AMENDMENT NO. 1 AND WAIVER
                                       to
                           LOAN AND SECURITY AGREEMENT

         This AMENDMENT NO. 1 entered into as of May __, 1999 by and among RIDGEVIEW, INC., a North Carolina corporation, SENECA KNITTING MILLS CORPORATION, a New York corporation, and TRI-STAR HOSIERY MILLS, INC., a North Carolina corporation (the "Borrowers"), the financial institutions party thereto from time to time (the "Lenders") and BANKBOSTON, N.A., a national banking association (the "Agent").

                              Preliminary Statement

         The Borrowers, the Lenders and the Agent are parties to the Loan and Security Agreement dated as of February 11, 1999 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined). The Borrowers have requested that the Lenders waive compliance and the effect of non-compliance by the Borrowers with certain financial covenant of the Loan Agreement and modify one such financial covenant, and the Lenders have agreed, upon and subject to the terms and conditions of this Amendment, to such requests.


                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. Subject to the provisions of
SECTION 3 hereof, the Loan Agreement is hereby amended by

         (a) amending subsection (a) of Section 12.1 Financial Ratios in its entirety to read as follows:

                  (a) Minimum Tangible Net Worth. Permit Tangible Net Worth (i) from the Effective Date through the end of the first Fiscal Quarter of Fiscal Year 1999 to be less than $8,150,000, (ii) during the second Fiscal Quarter of Fiscal Year 1999 to be less than $7,900,000, (iii) during the third Fiscal Quarter of Fiscal Year 1999 to be less than $8,900,000, and (iv) at any time thereafter to be less than $9,400,000, PLUS, from and after the delivery of Ridgeview's financial statements referred to in SECTION 11.1(A) for each Fiscal Year beginning with Fiscal Year 1999, an amount equal to 100%, on a cumulative basis, of consolidated Net Income (but without deduction for any Net Loss) of Ridgeview and its Consolidated Subsidiaries for such Fiscal Year.

         Section 2. Waiver. Subject to the provisions of SECTION 3, the Lenders hereby waive compliance and the effect of non-compliance by the Borrowers with the provisions of Section 12.1(a) of the Loan Agreement to the extent that Tangible Net Worth was not less than $8,150,000 during the period from the Effective Date through March 31, 1999 and Section 12.1(d) of the Loan Agreement to the extent that EBITDA was not less than ($150,000) for the Fiscal Quarter ended March 31, 1999.

         Section 3. Conditions to Effectiveness. The provisions of SECTIONS 1 AND 2 shall become effective as of March 31, 1999 on the date on which the Agent shall have received six copies of this Amendment duly executed by the Borrowers and the Lenders.

         Section 4. Effect of Amendment. Upon and after the effectiveness of this Amendment as provided in SECTION 3 hereof, all references to the Loan Agreement in the Loan Agreement or in any other Loan Document shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

         Section 5. General Provisions.

         (a) Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of Georgia.

         (b) Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


[Corporate Seal]                  BORROWERS:

Attest:                           RIDGEVIEW, INC.


By:                               By:
   --------------------------        ---------------------------------
     Name:                        Name:
         --------------------          -------------------------------
     Title:                       Title:
           ------------------           ------------------------------

[Corporate Seal]

Attest:                           SENECA KNITTING MILLS
                                   CORPORATION

By:                               By:
   --------------------------        ---------------------------------
     Name:                        Name:
         --------------------          -------------------------------
     Title:                       Title:
           ------------------           ------------------------------

[Corporate Seal]

Attest:                           TRI-STAR HOSIERY MILLS, INC.


By:                               By:
   --------------------------        ---------------------------------
     Name:                        Name:
         --------------------          -------------------------------
     Title:                       Title:
           ------------------           ------------------------------


                                  AGENT:

                                  BANKBOSTON, N.A.


                                  By:
                                     --------------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

                              CO-AGENT:

                              GENERAL ELECTRIC CAPITAL CORPORATION



                              By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------


                              LENDERS:

                              BANKBOSTON, N.A.



                              By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------



                              CITIZENS BUSINESS CREDIT, a Division of Citizens Leasing Corporation, a Rhode Island corporation


                              By:
                                 ------------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------



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